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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1
                                    FORM 8-K

               Current report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

      Date of Report (Date of earliest event reported) September 24, 1996
                       Date of Amendment October 10,1996

                             CALUMET BANCORP, INC.
            (Exact name of registrant as specified in its charters)


                              ____________________


       Delaware                      0-19829         36-3785272
       (State or other jurisdiction  (Commission     (I.R.S. Employee
       of incorporation)             File Number)    Identification No.)

       1350 E. Sibley Boulevard                       60419
       Dolton, Illinois                              (Zip Code)



       Registrant's telephone number, including area code (708) 841-9010




                                 Not Applicable
          (Former name or former address, if changes since last year)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CALUMET BANCORP, INC.
                                    (Registrant)

Date: October 10,1996

                                     /s/ John Garlanger
                                     ------------------------------------
                                     John Garlanger
                                     Chief Financial Officer






























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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CALUMET BANCORP, INC.
                                  (Registrant)

Date: October 10,1996

                                   /s/ John Garlanger
                                   ---------------------------------------
                                   John Garlanger
                                   Chief Financial Officer































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                                 EXHIBIT TABLE


           Description                                   Exhibit No.
           -------------------------------------------  ------------

           Letter Re:  Change in Certifying Accountant           16